Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                            PSEG ENERGY HOLDINGS INC.

 OFFER TO EXCHANGE ITS 9 1/8% SENIOR NOTES DUE 2004, WHICH HAVE BEEN REGISTERED
       UNDER THE SECURITIES ACT OF 1933 FOR ANY AND ALL OUTSTANDING 9 1/8%
           SENIOR NOTES DUE 2004, WHICH HAVE NOT BEEN SO REGISTERED.

              PURSUANT TO THE PROSPECTUS DATED ______________, 2000

      As set forth in the Exchange Offer (as described in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 91/8% Senior Notes due 2004 (the "Original Notes"), of PSEG Energy Holdings Inc. ("Energy Holdings"), are not immediately available or time will not permit a holder's Original Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON _________________, 2000 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY ENERGY HOLDINGS.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            FIRST UNION NATIONAL BANK

      Facsimile Transmissions:

   By Hand Or Overnight Delivery:        (Eligible Institutions Only)        By Registered Or Certified Mail:
      First Union National Bank                  704-590-7628                    First Union National Bank
        First Union Customer                                                       First Union Customer
         Information Center                                                         Information Center
     1525 West W.T. Harris Blvd.                                                1525 West W.T. Harris Blvd.
     Corporate Trust Department                                                 Corporate Trust Department
        Charlotte, N.C.*28262                                                      Charlotte, N.C.*28262
      Attention: Michael Klotz                                                   Attention: Michael Klotz
                                            To Confirm by Telephone
                                           or for Information Call:
                                                  Marsha Rice
                                                 704-590-7413

      (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

      The undersigned hereby tenders to PSEG Energy Holdings Inc., a New Jersey corporation ("Energy Holdings"), in accordance with Energy Holdings' offer, upon the terms and subject to the conditions set forth in the prospectus dated _______________, 2000 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $____________ in the aggregate principal amount of Original Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

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Name(s) of Registered Holder(s): _______________________________________________
                                               (Please Type or Print)

Address: _______________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Certificate Number(s) for Original Notes (if available): _______________________

Total Principal Amount Tendered and
Represented by Certificate(s): $ _______________________________________________

Signature of Registered Holder(s): _____________________________________________

Date: ____________________________________

|_|   The Depository Trust Company
      (check if Original Notes will be tendered by book-entry transfer)

Account Number ___________________________

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                      THE GUARANTEE BELOW MUST BE COMPLETED

                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above-named person(s) "own(s)" the Original Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that the tender of such Original Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Original Notes tendered hereby or confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the expiration date.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Date: __________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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